Other operating expenses	12 Months Ended
Dec. 31, 2017
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Other operating expenses

D.26. Other operating expenses

Other operating expenses totaled €233 million in 2017, compared with €482 million in 2016 and €462 million in 2015. The 2017 figures includes an impairment loss of €87 million taken against property, plant and equipment associated with the dengue vaccine project. In 2016, Sanofi recorded a foreign exchange loss of €102 million on the operations of its Venezuelan subsidiaries (see Note A.4.). This line item also includes shares of profits due to alliance partners (other than BMS and the alliance partner under the Actonel® agreement) under product marketing agreements (€36 million in 2017, versus €96 million in 2016 and €52 million in 2015).